SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  JULY 10, 2002
                                 Date of Report

                                 APRIL 17, 2002
                        (Date of Earliest Event Reported)

                            FULLCIRCLE REGISTRY, INC.
             (Exact Name of Registrant as Specified in its Charter)


           NEVADA             333-51918              87-0653761
 (State  or  other    (Commission  File  No.)   (IRS EmployerI.D. No.)
    Jurisdiction)


                500 WEST JEFFERSON STREET, PNC PLAZA, SUITE 2310
                             LOUISVILLE,  KY  40202
                    (Address of Principal Executive Offices)

                                  502-540-5112
                          Registrant's Telephone Number

                             EXCEL PUBLISHING, INC.
          (Former Name or Former Address if changed Since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     On July 2, 2002, the Company dismissed Pritchett, Siler & Hardy, P.C., as their certifying accountant and engaged the services of Chisholm & Associates. The change in certifying accountant was for the sake of convenience to the Company and approved by the Company's Board of Directors. For either of the past two years, Pritchett, Siler & Hardy, P.C. audit reports did not contain any adverse opinion or disclaimer of opinion, were not modified as to uncertainty, audit scope, or accounting principles.

     There were no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

         (a)  Financial  Statements  of  Businesses  Acquired.


         (b)  Pro  Forma  Financial  Information.


         (c)  Exhibits.

     EXHIBIT    SEC              DESCRIPTION  OF  EXHIBIT
     NUMBER     REFERENCE

     1          16               Letter  on  change  in  certifying  accountant


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  July  9,  2002              FULLCIRCLE  REGISTRY,  INC.


                                        By:   /s/  James  A.Reskin
                                       ----------------------------------------
                                        James A. Reskin,Chief Executive Officer

                            FULLCIRCLE REGISTRY, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2001 AND 2000



                          C O N T E N T S

Independent Auditor's Report . . .                 5

Balance Sheets . . . . . . . . . .                 6

Statements of Operations . . . . .                 8

Statements of Stockholders' Equity                 9

Statements of Cash Flows . . . . .                10

Notes to the Financial Statements.                12

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Board of Directors and Stockholders of FullCircle Registry, Inc.

We have audited the accompanying balance sheets of FullCircle Registry, Inc. (a development stage company) as of December 31, 2001 and 2000 and the related statements of operations, stockholders' equity and cash flows for the years then ended and from inception on January 20, 2000 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FullCircle Registry, Inc. (a development stage company) as of December 31, 2001 and 2000 and the results of its operations and cash flows for the years then ended and from inception on January 20, 2000 through December 31, 2001 are in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has minimal operating capital, minimal revenues and is dependent on financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Chisholm  &  Associates
---------------------------
North  Salt  Lake,  Utah
May  22,  2002


                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                                 Balance Sheets
                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                                 Balance Sheets


                                     ASSETS
                                     ------

                                             December  31,
                                      ---------------------
                                         2001       2000
                                       ---------  ---------
CURRENT ASSETS

  Cash. . . . . . . . . . . . . . . .  $  3,251   $      -
  Note receivable - related party . .    20,000          -
                                       ---------  ---------

    Total Current Assets. . . . . . .    23,251          -
                                       ---------  ---------

PROPERTY AND EQUIPMENT

  Office furniture and fixtures . . .    60,952     51,611
  Computers and equipment . . . . . .    10,153     13,831
  Software. . . . . . . . . . . . . .   244,296    204,555
                                       ---------  ---------

                                        315,401    269,997
                                       ---------  ---------
Less:
  Accumulated depreciation - software   (91,855)   (17,046)
  Accumulated depreciation. . . . . .   (15,194)    (3,075)
                                       ---------  ---------

    Total Property and Equipment. . .   208,352    249,876
                                       ---------  ---------

OTHER ASSETS

  Deposits. . . . . . . . . . . . . .     1,717      1,325
                                       ---------  ---------

    Total Other Assets. . . . . . . .     1,717      1,325
                                       ---------  ---------

    TOTAL ASSETS. . . . . . . . . . .  $233,320   $251,201
                                       =========  =========

   The accompanying notes are an integral part of these financial statements.


                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                           Balance Sheets (Continued)


LIABILITIES  AND  STOCKHOLDERS'  EQUITY
---------------------------------------

                                                             December  31,
                                                  -------------------------
                                                       2001         2000
                                                   ------------  ----------
CURRENT LIABILITIES

  Bank overdraft. . . . . . . . . . . . . . . . .  $         -   $   3,562
  Accounts payable. . . . . . . . . . . . . . . .      170,016     281,574
  Accrued expenses. . . . . . . . . . . . . . . .       18,974      34,325
  Interest payable. . . . . . . . . . . . . . . .       91,612      70,924
  Line of credit. . . . . . . . . . . . . . . . .       25,135      35,000
  Current portion of long-term liabilities. . . .      595,000           -
                                                   ------------  ----------

    Total Current Liabilities . . . . . . . . . .      900,737     425,385
                                                   ------------  ----------

LONG-TERM LIABILITIES

  Convertible bonds . . . . . . . . . . . . . . .      365,000      70,000
  Notes payable-related party . . . . . . . . . .      680,931     424,750
  Less: current portion of long-term liabilities.     (595,000)          -
                                                   ------------  ----------

    Total Long-Term Liabilities . . . . . . . . .      450,931     494,750
                                                   ------------  ----------

    TOTAL LIABILITIES . . . . . . . . . . . . . .    1,351,668     920,135
                                                   ------------  ----------

STOCKHOLDERS' EQUITY

  Common stock, authorized 1,412,800 shares,
   issued and outstanding 11,200 shares . . . . .           12          12
  Additional paid-in capital. . . . . . . . . . .       26,091       1,091
  Retained earnings (deficit) . . . . . . . . . .   (1,144,451)   (670,037)
                                                   ------------  ----------

    Total Stockholders' Equity. . . . . . . . . .   (1,118,348)   (668,934)
                                                   ------------  ----------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY. .  $   233,320   $ 251,201
                                                   ============  ==========

   The accompanying notes are an integral part of these financial statements.



                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                            Statements of Operations

                                    For  the       From  inception  on
                                   Year  Ended   January  20,  2000  to
                                 December  31,      December  31,
                                                ------------------------
                                       2001        2000         2001
                                    ----------  ----------  ------------
REVENUES . . . . . . . . . . . . .  $  41,131   $  34,857   $    75,988

COST OF SALES. . . . . . . . . . .     20,687       9,867        30,554
                                    ----------  ----------  ------------

GROSS PROFIT . . . . . . . . . . .     20,444      24,990        45,434
                                    ----------  ----------  ------------

SELLING EXPENSES . . . . . . . . .     29,065     216,662       245,727

GENERAL AND ADMINISTRATIVE
 EXPENSES. . . . . . . . . . . . .    336,393     402,810       739,203
                                    ----------  ----------  ------------

TOTAL OPERATING EXPENSES . . . . .   (365,458)   (619,472)     (984,930)

OPERATING INCOME (LOSS). . . . . .   (345,014)   (594,482)     (939,496)
                                    ----------  ----------  ------------

OTHER INCOME (EXPENSE)

  Interest expense . . . . . . . .   (110,834)    (75,305)     (186,139)
  Loss on disposal of assets . . .     (4,300)          -        (4,300)
  Bad debts. . . . . . . . . . . .    (14,266)       (250)      (14,516)
                                    ----------  ----------  ------------

    TOTAL OTHER INCOME (EXPENSE) .   (129,400)    (75,555)     (204,955)
                                    ----------  ----------  ------------

INCOME (LOSS) BEFORE INCOME TAXES.   (474,414)   (670,037)   (1,144,451)

PROVISION FOR INCOME TAXES . . . .          -           -             -
                                    ----------  ----------  ------------

NET INCOME (LOSS). . . . . . . . .  $(474,414)  $(670,037)  $(1,144,451)
                                    ==========  ==========  ============

NET INCOME (LOSS) PER SHARE. . . .  $  (42.53)  $  (60.36)  $   (102.84)
                                    ==========  ==========  ============

WEIGHTED AVERAGE OUTSTANDING
 SHARES. . . . . . . . . . . . . .     11,155      11,100        11,128
                                    ==========  ==========  ============

   The accompanying notes are an integral part of these financial statements.


                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                       Statements of Stockholders' Equity
                For the Period from Inception on January 20, 2000
                            Through December 31, 2001

                                                              Retained
                                   Common  Stock   Paid-In    Earnings
                                  --------------
                                  Shares  Amount   Capital    (Deficit)
                                  ------  -------  --------  ------------
Balance, January 20, 2000. . . .       -  $     -  $      -  $         -

January 2000 - shares issued for
 cash at $0.10 per share . . . .   5,500        6       537            -

January 2000 - shares issued for
 services at $0.10 per share . .   5,600        6       554            -

Net income (loss) for the period
 ended December 31, 2000 . . . .       -        -         -     (670,037)
                                  ------  -------  --------  ------------

Balance at December 31, 2000 . .  11,100       12     1,091     (670,037)

June 2001 - shares issued for
 cash at $250 per share. . . . .     100        -    25,000            -

Net income (loss) for the year
 ended December 31, 2001 . . . .       -        -         -     (474,414)
                                  ------  -------  --------  ------------

Balance at December 31, 2001 . .  11,200  $    12  $ 26,091  $(1,144,451)
                                  ======  =======  ========  ============

   The accompanying notes are an integral part of these financial statements.


                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                 For  the     From  inception  on
                                              Year  Ended    January  20,  2000  to
                                             December  31,      December  31,
                                                            ------------------------
                                                   2001        2000         2001
                                                ----------  ----------  ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES
  Net income (loss). . . . . . . . . . . . . .  $(474,414)  $(670,037)  $(1,144,451)
  Non-cash items:
    Depreciation and amortization. . . . . . .     86,928      20,121       107,049
    Stock issued for services. . . . . . . . .          -         560           560
    Loss on disposal of asset. . . . . . . . .      4,300           -         4,300
  Increase (decrease) in current liabilities:
    Bank overdraft . . . . . . . . . . . . . .     (3,562)      3,562             -
    Accounts payable . . . . . . . . . . . . .   (111,558)    281,574       170,016
    Interest payable . . . . . . . . . . . . .     20,688      70,924        91,612
    Accrued expenses . . . . . . . . . . . . .    (15,351)     34,325        18,974
                                                ----------  ----------  ------------
      Net Cash Provided (Used) by
       Operating Activities. . . . . . . . . .   (492,969)   (258,971)     (751,940)
                                                ----------  ----------  ------------

CASH FLOWS FROM INVESTING
 ACTIVITIES
  Cash paid for deposits . . . . . . . . . . .       (392)     (1,325)       (1,717)
  Cash paid for note receivable. . . . . . . .    (20,000)          -       (20,000)
  Cash paid for property and equipment . . . .    (50,204)   (269,997)     (320,201)
  Cash received from sale of property
    and equipment. . . . . . . . . . . . . . .        500           -           500
                                                ----------  ----------  ------------
      Net Cash Provided (Used) by
     Investing Activities. . . . . . . . . . .    (70,096)   (271,322)     (341,418)
                                                ----------  ----------  ------------

CASH FLOWS FROM FINANCING
 ACTIVITIES
  Cash received on line of credit. . . . . . .     10,135      35,000        45,135
  Cash paid on line of credit. . . . . . . . .    (20,000)          -       (20,000)
  Cash received from convertible bonds . . . .    295,000      70,000       365,000
  Cash received from notes . . . . . . . . . .    278,274     424,750       703,024
  Cash paid on notes . . . . . . . . . . . . .    (22,093)          -       (22,093)
  Cash received from stock issuance. . . . . .     25,000         543        25,543
                                                ----------  ----------  ------------
      Net Cash Provided (Used) by
       Investing Activities. . . . . . . . . .    566,316     530,293     1,096,609
                                                ----------  ----------  ------------

INCREASE (DECREASE) IN CASH. . . . . . . . . .      3,251           -         3,251
CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD . . . . . . . . . . . . .          -           -             -
                                                ----------  ----------  ------------
CASH AND CASH EQUIVALENTS AT
 END OF PERIOD . . . . . . . . . . . . . . . .  $   3,251   $       -   $     3,251
                                                ==========  ==========  ============

   The accompanying notes are an integral part of these financial statements.


                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                      Statements of Cash Flows (Continued)

                                     For  the     From  inception on
                                     Year Ended   January 20,  2000  to
                                    December 31,  December 31,
                                                  -----------------------
                                     2001         2000      2001
                                    ------        -----     ------
SUPPLEMENTAL CASH FLOW INFORMATION

  Cash paid for interest . . . . .  $7,676        $ 262     $7,938
  Cash paid for income taxes . . .  $    -        $   -     $    -

NON-CASH ACTIVITY:

Shares issued for services . . . .  $    -        $ 560     $  560

                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE  1  -     SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

     FullCircle Registry, Inc. ("the Company") was incorporated as WillRequest.com, Inc. under the laws of the State of Delaware on January 20, 2000. In July 2000, the Company changed its name from WillRequest.com, Inc. to FullCircle Registry, Inc. The Company was formed to provide a digital safe deposit box containing vital medical and legal information of its customers. The Company is currently focusing on raising capital to develop its operations.

     b.  Accounting  Method

     The Company recognizes income and expenses on the accrual basis of accounting. The Company has chosen a fiscal year end of December 31.

     c.  Earnings  (Loss)  Per  Share

     The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Common stock equivalents have not been included in the weighted average number of shares outstanding because of its anti-dilutive effects.


                                   For  the          From  inception  on
                                  Year  Ended      January  20,  2000  to
                                  December 31,        December  31,
                                                -------------------------
                                     2001        2000         2001
                                  ----------    ----------    ------------
  Numerator - loss . . . . . . .  $(474,414)     (670,037)     (1,144,451)

  Denominator - weighted average
   of shares outstanding . . . .     11,155        11,100          11,128
                                  ----------    ----------    ------------

  Loss per share . . . . . . . .  $  (42.53)    $  (60.36)    $   (102.84)
                                  ==========    ==========    ============

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE  1  -     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $1,144,400 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2020. No tax benefit will be recorded until the Company generates taxable income.

     Deferred tax assets and the valuation account is as follows at December 31, 2001 and 2000:


                           December  31,
                       ----------------------
                          2001        2000
                       ----------  ----------
  Deferred tax asset:

  NOL carryforward. .  $ 389,100   $ 227,800
  Valuation allowance   (389,100)   (227,800)
                       ----------  ----------

  Total . . . . . . .  $       -   $       -
                       ==========  ==========

     f.  Use  of  Estimates  in  the  Preparation  of  Financial  Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

     g.  Property  and  Equipment

     Expenditures for property and equipment and for renewals and betterments, which extend the orinigally estimated economic life of assets or convert the assets to a new use, are capitalized at cost. Expenditures for maintenance, repairs and other renewals of items are charged to expense. When items are disposed of, the cost and accumulated depreciations are eliminated from the accounts, and any gain or loss is included in the results of operations.

     The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the periods ended December 31, 2001 and 2000 is $86,928 and $20,121, respectively.

                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE  2  -     GOING  CONCERN

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is in the development stage and is currently not generating sufficient revenues to cover expenses. Therefore, the Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to be out of the development stage in 2002. Pursuant to
     Note 8, the Company completed a reverse acquisition with a public company and is currently raising additional capital.

NOTE  3  -     DEVELOPMENT  STAGE  COMPANY

     The  Company  is  a  development  stage  company  as  defined  in Financial
     Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4  -     LONG-TERM  LIABILITIES

     Long-term liabilities are detailed in the following schedules as of December 31, 2001 and 2000:


                                                          2001        2000
                                                       -----------  --------
  Convertible Bonds:

  Convertible bonds convertible for 1,401,600 shares,
   of common stock due March 2002, bears interest
   at 8.0% per annum. . . . . . . . . . . . . . . . .  $  365,000   $ 70,000
                                                       -----------  --------

  Notes Payable - Related Party:

  Note payable to a shareholder bears interest at
   16.7% per annum, principal and interest due
   March 2003 . . . . . . . . . . . . . . . . . . . .     450,931    424,750

  Note payable to a shareholder, bears interest at
   7.0% per annum, principal and interest due
   July 2002. . . . . . . . . . . . . . . . . . . . .     230,000          -
                                                       -----------  --------

  Total Notes Payable . . . . . . . . . . . . . . . .     680,931    424,750
                                                       -----------  --------

  Total Long-Term Liabilities:. . . . . . . . . . . .   1,045,931    494,750

  Less current portion: . . . . . . . . . . . . . . .    (595,000)         -
                                                       -----------  --------

  Net Long-Term Liabilities . . . . . . . . . . . . .  $  450,931   $494,750
                                                       ===========  ========

                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE  4  -     LONG-TERM  LIABILITIES  (Continued)

     Future  minimum  principal  payments  on  notes  payable  are  as  follows:
          2002                                               $     595,000
          2003                                                     450,931
                                                                   -------
          Total  Long-Term  Liabilities                    $     1,045,931
                                                           ===============

NOTE  5  -     LINE  OF  CREDIT

     In November 2000, the Company acquired a $35,000 unsecured line of credit from a bank at an interest rate of 5.75%. The balances due at December 31, 2001 and 2000 was $25,135 and $35,000, respectively.

NOTE  6  -     RELATED  PARTY

     The Company entered into a service agreement with a major shareholder as an independent contractor for consulting services. The term of this agreement is for 2 years beginning March 6, 2000. Compensation is $5,000 per month.


     The Company entered into a lease agreement for office space with a major shareholder. The monthly lease payment is $3,003 and the lease expires in September 2002. Rent expense was approximately $24,000 and $8,500 for 2001 and 2000, respectively.

     The Company has a note payable due to a major shareholder in the amount of $450,931 and $424,750 as of December 31, 2001 and 2000, respectively [see
     Note  4].

     The Company has a note payable due to a major shareholder in the amount of $230,000 as of December 31, 2001 [see Note 4].

     The Company has a note receivable due from a major shareholder in the amount of $20,000 as of December 31, 2001. The note is non-interest bearing and is due upon demand.

     On July 16, 2001, the Company entered into a employment agreement with the CEO for monthly compensation of $5,000. Pursuant to this employment agreement, the CEO shall be awarded, at no cost other than his employment, options representing 5% of the current fully diluted shares outstanding which options shall, as an aggregate, have a purchase right exercisable for two years at the price of $0.01 per share regardless of the outstanding value from time to time. The options shall be awarded based upon the total number of subscribers enrolled by the employer during the term of this agreement. As of December 31, 2001, no options have been awarded.

                            FULLCIRCLE REGISTRY, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                           December 31, 2001 and 2000


NOTE  7  -     COMMITMENTS  AND  CONTINGENCIES

     The  Company entered into a service agreement with a major shareholder [see
     Note  6].

     On July 16 2001, the Company entered into an employment agreement with the CEO included therein, are incentives for stock options [see Note 6].

     The Company has a 2 year operating lease for office furniture. The monthly payment is $204 and the lease expires in June 2002.

     The Company has two operating lease agreements for computers. The total monthly payments are $327 and the lease expires in December 2002.

     The Company entered into a lease agreement for office space with a major shareholder [see Note 6].

     Future  minimum  operating  lease  payments  are  as  follows:

          2002                    $     29,100
                                  ------------

          Total                   $     29,100
                                  ============

NOTE  8  -     SUBSEQUENT  EVENT

     During April 2002, Excel Publishing, Inc. (Excel), a public company, entered into an Agreement and Plan of Reorganization with the Company.
     Excel issued 12,000,000 shares of its common stock for all of the outstanding shares of the Company. The acquisition has been accounted for as a reverse acquisition with the Company being the accounting survivor.

                            FULLCIRCLE REGISTRY, INC.


                                    PROFORMA
                                  CONSOLIDATED
                              FINANCIAL STATEMENTS

                                 MARCH 31, 2002


                                                 FULLCIRCLE REGISTRY, INC.
                                           Proforma Consolidated Balance Sheet

                                                                        FullCircle     Excel                       Proforma
                                                                        Registry     Publishing     Proforma       Consolidated
                                                                         Balance     Balance      Adjustments      Balance
                                                                         12/31/01     12/31/01    DR        CR     12/31/01
                                                                       ------------  ----------  ------  --------  -----------
                                                              ASSETS
Current Assets
     Cash and Cash Equivalents . . . . . . . . . . . . . . . . . .  .   $    3,251   $   3,496                     $    6,747
   Note Receivable. . . . . . . . . . . . . . . . . . . . . . . . . .       20,000           -                         20,000
   Royalty Receivable                                                            -           58                            58
                                                                       ------------  ----------------------         ----------
   Total Current Assets . . . . . . . . . . . . . . . . . . . . . . .       23,251           -                         26,805
                                                                       ------------  ----------  --------------   -----------

   Property and Equipment, Net. . . . . . . . . . . . . . . . . . . .      208,352           -                        208,352
                                                                       ------------  ----------

Other Assets
   Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,717           -                          1,717
                                                                       ------------  ----------

   Total Other Assets . . . . . . . . . . . . . . . . . . . . . . . .        1,717           -                          1,717
                                                                       ------------  ----------                --------------

   Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   233,320   $   3,554                  $     236,874
                                                                       ============  ==========                ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts Payable &
 Accrued Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .  $   280,602   $     540                  $     281,142
  Line of Credit. . . . . . . . . . . . . . . . . . . . . . . . . . .       25,135           -                         25,135
  Unearned Revenue. . . . . . . . . . . . . . . . . . . . . . . . . .            -      11,871                         11,871
  Current Portion of Long-Term Debt . . . . . . . . . . . . . . . . .      595,000           -                        595,000
                                                                       ------------  ----------

  Total Current Liabilities . . . . . . . . . . . . . . . . . . . . .      900,737      12,411                        913,148
                                                                       ------------  ----------                --------------

Long-Term Liabilities
  Convertible Bonds . . . . . . . . . . . . . . . . . . . . . . . . .      365,000           -                        365,000
  Notes Payable . . . . . . . . . . . . . . . . . . . . . . . . . . .      680,931           -                        680,931
 Less: Current Portion
 of Long-Term Debt. . . . . . . . . . . . . . . . . . . . . . . . . .     (595,000)          -                       (595,000)
                                                                       ------------  ----------
Total Long-Term Liabilities . . . . . . . . . . . . . . . . . . . . .      450,931           -                        450,931
                                                                       ------------  ----------                --------------

Stockholders' Equity
  Preferred Stock, authorized 5,000,000
  shares, $.001 par value, no shares issued
  and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . .            -           -                             -
  Common Stock, authorized 50,000,000
  shares, $.001 par value, 12,700,000 shares
  issued and outstanding. . . . . . . . . . . . . . . . . . . . . . .           12      11,300              1,388      12,700
  Additional Paid in Capital. . . . . . . . . . . . . . . . . . . . .       26,091      91,200   112,745                4,546
  Retained Earnings . . . . . . . . . . . . . . . . . . . . . . . . .   (1,144,451)   (111,357)           111,357  (1,144,451)
                                                                       ------------  ----------                    -----------

  Total Stockholders Equity . . . . . . . . . . . . . . . . . . . . .   (1,118,348)     (8,857)                    (1,127,205)
                                                                       ------------  ----------                 --------------

  Total Liabilities and
  Stockholders Equity . . . . . . . . . . . . . . . . . . . . . . . .  $    233,320   $     3,554                   $ 236,874
                                                                       =============  ===========                   ==========



                                             FULLCIRCLE REGISTRY, INC.
                                          Proforma Statement of Operations


                                             Full Circle
                                             Registry             Excel  Publishing                         Proforma
                                             For January 1, 2002  For  January 1, 2002    Proforma          Consolidated
                                             Through              through                Adjustments        Balance
                                             March 31, 2002       March 31, 2002        DR          CR      March 31, 2002
                                             ----------------     ---------------  ------------  ---------  --------------
                                               (unaudited)         (unaudited)                              (unaudited)
Revenues. . . . . . . . . . . . . . . . . .  $          3,211    $           -                               $      3,211
                                             ----------------   --------------                               ------------

Costs of Goods Sold . . . . . . . . . . . .                -                 -                                          -
                                             ----------------  ---------------                               ------------

Gross Profit (Loss) . . . . . . . . . . . .            3,211                 -                                      3,211
                                             ----------------  ---------------                               ------------

Operating Expenses
Selling, General &
Administrative. . . . . . . . . . . . . . .           90,453                 -                                     90,453
                                             ----------------  ---------------

Total Operating
Expenses. . . . . . . . . . . . . . . . . .          (90,453)                -                                     90,453
                                             ----------------  ---------------                               ------------

Income (Loss)
From Operations . . . . . . . . . . . . . .          (87,242)                -                                   (87,242)
                                             ----------------  ---------------

Other Income (Expenses). . . . . . . . . .            (8,618)                -                                    (8,618)
                                             ----------------  ---------------                              -------------
Net (Loss). . . . . . . . . . . . . . . . .  $       (95,860)  $       (1,221)                              $    (97,081)
                                             ===============   ===============                             ==============


                                             FULLCIRCLE REGISTRY, INC.
                                          Proforma Statement of Operations


                                             Full Circle
                                             Registry             Excel  Publishing                              Proforma
                                             For January 1, 2001  For January 1, 2001           Proforma         Consolidated
                                             Through              through                      Adjustments       Balance
                                             December 31, 2001    December 31, 2001        DR          CR        December 31, 2001
                                             ----------------     -----------------     ------------  ---------  --------------
                                             (unaudited)          (unaudited)                                    (unaudited)
Revenues. . . . . . . . . . . . . . . . . .  $         41,131     $       34,151                                 $      78,282
                                             ----------------     --------------                                 -------------

Costs of Goods Sold . . . . . . . . . . . .            20,687             47,876                                        68,563
                                             ----------------    ---------------                                 -------------

Gross Profit (Loss) . . . . . . . . . . . .            20,444           (10,725)                                         9,719
                                             ----------------    ---------------                                 -------------

Operating Expenses
Selling, General &
Administrative. . . . . . . . . . . . . . .           365,458            47,876                                        413,334
                                             ----------------   ---------------                                  --------------

Total Operating
Expenses. . . . . . . . . . . . . . . . . .         (365,458)          (47,876)                                        413,334
                                             ----------------   ---------------                                  --------------

Income (Loss)
From Operations . . . . . . . . . . . . . .         (345,014)          (58,601)                                       (403,615)
                                             ----------------   ---------------                                  --------------

Other Income (Expenses). . . . . . . . . .          (129,400)             (537)                                       (129,937)
                                             ----------------   ---------------                                  --------------

Net (Loss). . . . . . . . . . . . . . . . .  $      (474,414)  $       (59,138)                                  $    (533,552)
                                             ================  ================                                  ==============


                            FULLCIRCLE REGISTRY, INC.
              Notes to Pro Forma Consolidated Financial Statements
                                 March 31, 2002


NOTE  1  -  Summary  of  Transaction

     On April 10, 2002, the Company completed an Agreement and Plan of Reorganization between Excel Publishing, Inc. a public Nevada corporation
(Excel) (the Company) and FullCircle Registry, Inc. a private Delaware corporation (FullCircle). Pursuant to the plan, the Company issued 12,000,000 shares of common stock for all the outstanding stock of FullCircle, authorized a 1 for 15 reverse split and changed their name to FullCircle Registry, Inc. The reorganization was recorded as a reverse acquisition using the purchase method of accounting.

NOTE  2  -  Management  Assumptions

     The pro forma consolidated balance sheet and statements of operations assumes that the entities were together as of December 31, 2001.

     The pro forma consolidated balance sheet assumes the issuance of the 12,000,000 shares of stock, the reverse split of the 11,300,000 shares held by Excel's shareholders and the elimination of the retained deficit of Excel.

     There  are  no  proforma  adjustments  for  the  statement  of  operations.

                                                                   July 9,  2002



Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  DC  20549


Ladies  and  Gentlemen:

We have read the statements of FullCircle Registry, Inc. (formerly Excel Publishing, Inc.) pertaining to our firm included under Item 4 of Form 8-K dated July 3, 2002 and agree with such statements as they pertain to our firm. We have no basis to agree or disagree with other statements of the registrant contained therein.


Sincerely,

/s/  Pritchett,  Siler  &  Hardy,  P.C.
---------------------------------------
PRITCHETT,  SILER  &  HARDY,  P.C.